Exhibit 10.25

THIS DEED OF AMENDMENT NO.1 TO THE PROCEEDS DEED is dated 24 March 2014 and made between:

(1)	Avolon Aerospace (Funding 3) Limited

(as Borrower)

(2)	Deutsche Bank Trust Company Americas

(as Agent and Security Trustee)

(3)	Deutsche Bank AG, London Branch and Crédit Agricole Corporate and Investment Bank

(as Joint Lead Arranger)

(4)	National Australia Bank Limited

(as Co-arranger)

(5)	Deutsche Bank AG, London Branch, Crédit Agricole Corporate and Investment Bank, National Australia Bank Limited, HSBC Bank plc and DBS Bank Ltd

(as Lenders)

(6)	Avolon Aerospace AOE 73 Limited and Avolon Aerospace AOE 68 Limited

(as Owners)

(7)	Avolon Aerospace Leasing Limited (as Guarantor)

(8)	Avolon Aerospace Leasing Limited and Avolon Aerospace (Funding 3) Limited (as Subordinated Parties)

We refer to the proceeds deed dated 14 March 2014 originally between the Borrower, the Agent, the Security Trustee, the Joint Lead Arrangers, the Co-Arranger, the financial institutions named therein as lenders, the Guarantor and the Subordinated Parties (the “Proceeds Deed”)

NOW IT IS AGREED as follows:

1. Capitalised words and expressions used in this Deed (this Deed) shall have the meanings given to them in the Proceeds Deed (as defined therein or by reference to another document) unless the context otherwise requires.

2. The parties agree that the Proceeds Deed will be amended by deleting paragraph (c) of the definition of “Business Day” in the Proceeds Deed and replacing it with the following:

“(c)	for all other purposes, New York, Paris, Dublin, Sydney, London and Singapore.”

3. Miscellaneous.

(a)	Except as expressly modified by this Deed, all of the terms and conditions of the Proceeds Deed shall remain unchanged and in full force and effect in accordance with their respective terms.

(b)	This Deed shall become effective as of the date hereof.

(c)	Clause 21 (Confidentiality) of the Proceeds Deed will apply as between the parties hereto as if set out in full herein mutatis mutandis.

(d)	This Deed shall not be amended or waived except by an instrument in writing signed by each of the parties hereto.

(e)	This Deed and any non-contractual obligations arising out of or in connection with this Deed shall be governed by and construed in accordance with English law and the provisions of clause 24 (Enforcement) of the Proceeds Deed shall apply as between the parties hereto as if set out in full herein mutatis mutandis.

(f)	This Deed may be executed in any number of counterparts, and by each party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Deed by e-mail attachment shall be an effective mode of delivery.

(g)	The Borrower and the Agent agree that for the purposes of the Transaction Documents, this Deed will be a “Transaction Document”.

(h)	Pursuant to clause 1.2 (Instructions) of Schedule 8 (The Finance Parties) of the Facility Agreement, the Lenders hereby instruct the Agent to execute and pursuant to clause 14.2 of the Proceeds Deed, to instruct the Security Trustee to execute this Deed.

This Deed has been entered into on the date stated at the beginning of this Deed and has been executed as a deed by the Parties and is intended to be and is delivered by them as a deed on the date specified above.

EXECUTED as a DEED by	)	/s/ Deirdre Ni Chearbhaill
AVOLON AEROSPACE (FUNDING 3))		Deirdre Ni Chearbhaill
LIMITED as Borrower	)	Authorized Signatory
acting by:	)
in the presence of:	)

Signature of witness: /s/ T. Gathercole

Name of Witness: T. Gathercole

EXECUTED as a DEED by	)	/s/ Deirdre Ni Chearbhaill
AVOLON AEROSPACE LEASING	)	Deirdre Ni Chearbhaill
LIMITED as Guarantor	)	Authorized Signatory
acting by:	)
in the presence of:	)

Signature of witness: /s/ T. Gathercole

Name of Witness: T. Gathercole

EXECUTED as a DEED by	)
DEUTSCHE BANK TRUST COMPANY	)
AMERICAS as Agent	)
)
By its authorised signatories:	)

/s/ Melissa Sadler
Signature

Melissa Sadler
Vice President
Name

/s/ Youngmi Park
Signature

Youngmi Park
Vice President
Name

EXECUTED as a DEED by	)
DEUTSCHE BANK TRUST COMPANY	)
AMERICAS as Security Trustee	)
)
By its authorised signatories:	)

/s/ Dominador S. De Guzman III
Signature

Dominador S. De Guzman III
Assistant Vice President
Name

/s/ Youngmi Park
Signature

Youngmi Park
Vice President
Name

EXECUTED as a DEED by	)
DEUTSCHE BANK AG, LONDON	)	/s/ Richard Moody	/s/ Zach Veitch
BRANCH as Joint Lead Arranger	)	Richard Moody	Zach Veitch
acting by:	)	Managing Director	Director
in the presence of:	)

Signature of witness: /s/ Jose Fernandez-Pirle

Name of Witness: Jose Fernandez-Pirle

EXECUTED as a DEED by	)	/s/ Alfonso Pereda Revuelta	/s/ Sébastien Maetz
CRÉDIT AGRICOLE CORPORATE AND	)	Alfonso Pereda Revuelta	Sébastien Maetz
INVESTMENT BANK as Joint Lead Arranger	)
acting by:	)
in the presence of:	)

Signature of witness: /s/ Julien Clamou

Name of Witness: Julien Clamou

EXECUTED as a DEED by	)
NATIONAL AUSTRALIA BANK	)	/s/ Margaret Comninos
LIMITED as Co-arranger	)	Margaret Comninos
acting by:	)
in the presence of:	)

Signature of witness: /s/ Jackson Flint

Name of Witness: Jackson Flint

EXECUTED as a DEED by	)
DEUTSCHE BANK AG, LONDON	)	/s/ Richard Moody	/s/ Zach Veitch
BRANCH as Lender	)	Richard Moody	Zach Veitch
acting by:	)	Managing Director	Director
in the presence of:	)

Signature of witness: /s/ Jose Fernandez-Pirle

Name of Witness: Jose Fernandez-Pirle

EXECUTED as a DEED by	)
CRÉDIT AGRICOLE CORPORATE	)	/s/ Alfonso Pereda Revuelta	/s/ Sébastien Maetz
AND INVESTMENT BANK as Lender	)	Alfonso Pereda Revuelta	Sébastien Maetz
acting by:	)
in the presence of:	)

Signature of witness: /s/ Julien Clamou

Name of Witness: Julien Clamou

EXECUTED as a DEED by	)
NATIONAL AUSTRALIA BANK	)	/s/ Margaret Comninos
LIMITED acting through its Offshore	)	Margaret Comninos
Business Unit, as Lender	)
acting by:	)
in the presence of:	)

Signature of witness: /s/ Jackson Flint

Name of Witness: Jackson Flint

EXECUTED as a DEED by	)
HSBC BANK PLC as Lender	)	/s/ Thomas Kilraine
acting by:	)	Thomas Kilraine
in the presence of:	)

Signature of witness: /s/ Mark McDonagh

Name of Witness: Mark McDonagh

EXECUTED as a DEED by	)
DBS BANK LTD as Lender	)	/s/ Rita So
acting by:	)	Rita So
in the presence of:	)	Attorney-in-fact

Signature of witness: /s/ Linda Chandra

Name of Witness: Linda Chandra

EXECUTED as a DEED by	)
AVOLON AEROSPACE AOE	)	/s/ Deirdre Ni Chearbhaill
73 LIMITED as Owner	)	Deirdre Ni Chearbhaill
acting by:	)	Authorized Signatory
in the presence of:

Signature of witness: /s/ T. Gathercole

Name of Witness: T. Gathercole

EXECUTED as a DEED by	)
AVOLON AEROSPACE AOE	)	/s/ Deirdre Ni Chearbhaill
68 LIMITED as Owner	)	Deirdre Ni Chearbhaill
acting by:	)	Authorized Signatory
in the presence of:	)

Signature of witness: /s/ T. Gathercole

Name of Witness: T. Gathercole

EXECUTED as a DEED By	)
AVOLON AEROSPACE (FUNDING 3))		/s/ Deirdre Ni Chearbhaill
LIMITED as Subordinated Party	)	Deirdre Ni Chearbhaill
acting by:	)	Authorised Signatory
in the presence of:	)

Signature of witness: /s/ T. Gathercole

Name of Witness: T. Gathercole

EXECUTED as a DEED By	)
AVOLON AEROSPACE LEASING	)	/s/ Deirdre Ni Chearbhaill
LIMITED as Subordinated Party	)	Deirdre Ni Chearbhaill
acting by:	)	Authorised Signatory
in the presence of:	)

Signature of witness: /s/ T. Gathercole

Name of Witness: T. Gathercole